Exhibit 99.1

                         Form 4 Joint Filer Information

Names of the Reporting Persons:    o    Sherborne Investors LP, a Delaware
                                        limited partnership and managing member
                                        of each of the Funds (as defined below)
                                        ("Managing Member");

                                   o    Sherborne Investors GP, LLC, a Delaware
                                        limited liability company and general
                                        partner of the Managing Member
                                        ("Sherborne Investors GP");

                                   o    Sherborne Investors Management LP, a
                                        Delaware limited partnership and
                                        investment manager to the Funds
                                        ("Sherborne Management");

                                   o    Sherborne Investors Management GP, LLC,
                                        a Delaware limited liability company and general partner of Sherborne Management ("Sherborne Management GP");

                                   o    Sherborne Strategic Fund A, LLC, a
                                        Delaware limited liability company
                                        ("Strategic Fund A");

                                   o    Sherborne Strategic Fund B, LLC, a
                                        Delaware limited liability company
                                        ("Strategic Fund B");

                                   o    Nottingham Investors LLC, a Delaware
                                        limited liability company ("Nottingham"
                                        and, together with Strategic Fund A and
                                        Strategic Fund B, the "Funds"); and

                                   o    Edward J. Bramson, the managing member
                                        of Sherborne Investors GP and Sherborne
                                        Management GP and a director and Chief
                                        Executive Officer of Nautilus, Inc.
                                        ("Bramson").

Address for each of the            135 East 57th Street, New York, NY 10022
Reporting Persons:

Date of Earliest Transaction       May 22, 2008
Required to be Reported:

Designated Filer for each of       Sherborne Investors GP, LLC
the Reporting Persons:

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Issuer & Ticker Symbol for         Nautilus, Inc.; NLS
each of the Reporting Persons:

Title of Security for each of      Common Stock, no par value (the "Shares")
the Reporting Persons:

Transaction Code for each of       P
the Reporting Persons:

Securities Acquired(1):            o    Strategic Fund A directly acquired
                                        Shares as follows:

                                                            Amount of Securities
                                                             Beneficially Owned
                        Amount of Securities                 Following Reported
  Transaction Date            Acquired            Price         Transactions
---------------------  ----------------------  ----------  ---------------------
     5/22/2008                   8.547           $ 5.940         721,240.817
     5/22/2008                  17.094           $ 5.970         721,257.911
     5/22/2008                  51.282           $ 5.980         721,309.193
     5/22/2008                   8.547           $ 6.140         721,317.740
     5/22/2008                  17.094           $ 6.150         721,334.834
     5/22/2008                  42.735           $ 6.170         721,377.569
     5/22/2008                 188.034           $ 6.190         721,565.603
     5/22/2008                  68.376           $ 6.210         721,633.979
     5/22/2008                   8.547           $ 6.215         721,642.526
     5/22/2008                  59.829           $ 6.220         721,702.355


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     5/22/2008                  51.282           $ 6.230         721,753.637
     5/22/2008                 145.299           $ 6.240         721,898.936
     5/22/2008                 213.674           $ 6.250         722,112.610
     5/23/2008                   8.547           $ 6.130         722,121.157
     5/23/2008                  25.641           $ 6.140         722,146.798
     5/23/2008                  25.641           $ 6.145         722,172.439
     5/23/2008                 170.940           $ 6.150         722,343.379
     5/23/2008                 111.111           $ 6.160         722,454.490
     5/23/2008                   8.547           $ 6.170         722,463.037
     5/23/2008                  17.094           $ 6.175         722,480.131
     5/23/2008                  59.829           $ 6.180         722,539.960
     5/23/2008                   8.547           $ 6.185         722,548.507
     5/23/2008                  25.641           $ 6.190         722,574.148
     5/23/2008                   8.547           $ 6.195         722,582.695
     5/23/2008                 162.393           $ 6.200         722,745.088
     5/23/2008                 205.128           $ 6.210         722,950.216
     5/23/2008                 341.880           $ 6.220         723,292.096
     5/23/2008                 324.786           $ 6.230         723,616.882

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     5/23/2008                  34.188           $ 6.235         723,651.070
     5/23/2008                 529.914           $ 6.240         724,180.984


o Strategic Fund B directly acquired Shares as follows:


                                                            Amount of Securities
                                                             Beneficially Owned
                        Amount of Securities                 Following Reported
  Transaction Date            Acquired            Price         Transactions
---------------------  ----------------------  ----------  ---------------------
     5/22/2008                  12.821           $ 5.940       1,081,861.226
     5/22/2008                  25.641           $ 5.970       1,081,886.867
     5/22/2008                  76.923           $ 5.980       1,081,963.790
     5/22/2008                  12.821           $ 6.140       1,081,976.610
     5/22/2008                  25.641           $ 6.150       1,082,002.251
     5/22/2008                  64.103           $ 6.170       1,082,066.354
     5/22/2008                 282.051           $ 6.190       1,082,348.405
     5/22/2008                 102.564           $ 6.210       1,082,450.969
     5/22/2008                  12.821           $ 6.215       1,082,463.789
     5/22/2008                  89.744           $ 6.220       1,082,553.533
     5/22/2008                  76.923           $ 6.230       1,082,630.456

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     5/22/2008                 217.949           $ 6.240       1,082,848.404
     5/22/2008                 320.513           $ 6.250       1,083,168.917
     5/23/2008                  12.821           $ 6.130       1,083,181.737
     5/23/2008                  38.462           $ 6.140       1,083,220.199
     5/23/2008                  38.462           $ 6.145       1,083,258.660
     5/23/2008                 256.410           $ 6.150       1,083,515.070
     5/23/2008                 166.667           $ 6.160       1,083,681.737
     5/23/2008                  12.821           $ 6.170       1,083,694.557
     5/23/2008                  25.641           $ 6.175       1,083,720.198
     5/23/2008                  89.744           $ 6.180       1,083,809.942
     5/23/2008                  12.821           $ 6.185       1,083,822.762
     5/23/2008                  38.462           $ 6.190       1,083,861.224
     5/23/2008                  12.821           $ 6.195       1,083,874.044
     5/23/2008                 243.590           $ 6.200       1,084,117.634
     5/23/2008                 307.692           $ 6.210       1,084,425.326
     5/23/2008                 512.820           $ 6.220       1,084,938.146
     5/23/2008                 487.179           $ 6.230       1,085,425.325
     5/23/2008                  51.282           $ 6.235       1,085,476.607

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     5/23/2008                 794.871           $ 6.240       1,086,271.478


              o    Nottingham directly acquired Shares as follows:

                                                            Amount of Securities
                                                             Beneficially Owned
                        Amount of Securities                 Following Reported
  Transaction Date            Acquired            Price         Transactions
---------------------  ----------------------  ----------  ---------------------
     5/22/2008                  78.633           $ 5.940       6,635,423.953
     5/22/2008                 157.265           $ 5.970       6,635,581.218
     5/22/2008                 471.795           $ 5.980       6,636,053.013
     5/22/2008                  78.633           $ 6.140       6,636,131.645
     5/22/2008                 157.265           $ 6.150       6,636,288.910
     5/22/2008                 393.163           $ 6.170       6,636,682.073
     5/22/2008               1,729.915           $ 6.190       6,638,411.988
     5/22/2008                 629.060           $ 6.210       6,639,041.048
     5/22/2008                  78.633           $ 6.215       6,639,119.680
     5/22/2008                 550.428           $ 6.220       6,639,670.108
     5/22/2008                 471.795           $ 6.230       6,640,141.903
     5/22/2008               1,336.753           $ 6.240       6,641,478.655

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     5/22/2008               1,965.813           $ 6.250       6,643,444.468
     5/23/2008                  78.633           $ 6.130       6,643,523.100
     5/23/2008                 235.898           $ 6.140       6,643,758.998
     5/23/2008                 235.898           $ 6.145       6,643,994.895
     5/23/2008               1,572.650           $ 6.150       6,645,567.545
     5/23/2008               1,022.223           $ 6.160       6,646,589.768
     5/23/2008                  78.633           $ 6.170       6,646,668.400
     5/23/2008                 157.265           $ 6.175       6,646,825.665
     5/23/2008                 550.428           $ 6.180       6,647,376.093
     5/23/2008                  78.633           $ 6.185       6,647,454.725
     5/23/2008                 235.898           $ 6.190       6,647,690.623
     5/23/2008                  78.633           $ 6.195       6,647,769.255
     5/23/2008               1,494.018           $ 6.200       6,649,263.273
     5/23/2008               1,887.180           $ 6.210       6,651,150.453
     5/23/2008               3,145.300           $ 6.220       6,654,295.753
     5/23/2008               2,988.035           $ 6.230       6,657,283.788
     5/23/2008                 314.530           $ 6.235       6,657,598.318
     5/23/2008               4,875.215           $ 6.240       6,662,473.533

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o    Each of (i) the Managing Member, as the managing member of the Funds, (ii)
     Sherborne Investors GP, as the general partner of the Managing Member and
     (iii) Bramson, as the managing member of Sherborne Investors GP, indirectly acquired the Shares that were directly acquired by the Funds as follows:

                                                            Amount of Securities
                                                             Beneficially Owned
                        Amount of Securities                 Following Reported
  Transaction Date            Acquired            Price         Transactions
---------------------  ----------------------  ----------  ---------------------
     5/22/2008                     100           $ 5.940       8,438,526.000
     5/22/2008                     200           $ 5.970       8,438,726.000
     5/22/2008                     600           $ 5.980       8,439,326.000
     5/22/2008                     100           $ 6.140       8,439,426.000
     5/22/2008                     200           $ 6.150       8,439,626.000
     5/22/2008                     500           $ 6.170       8,440,126.000
     5/22/2008                   2,200           $ 6.190       8,442,326.000
     5/22/2008                     800           $ 6.210       8,443,126.000
     5/22/2008                     100           $ 6.215       8,443,226.000
     5/22/2008                     700           $ 6.220       8,443,926.000
     5/22/2008                     600           $ 6.230       8,444,526.000
     5/22/2008                   1,700           $ 6.240       8,446,226.000
     5/22/2008                   2,500           $ 6.250       8,448,726.000

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     5/23/2008                     100           $ 6.130       8,448,826.000
     5/23/2008                     300           $ 6.140       8,449,126.000
     5/23/2008                     300           $ 6.145       8,449,426.000
     5/23/2008                   2,000           $ 6.150       8,451,426.000
     5/23/2008                   1,300           $ 6.160       8,452,726.000
     5/23/2008                     100           $ 6.170       8,452,826.000
     5/23/2008                     200           $ 6.175       8,453,026.000
     5/23/2008                     700           $ 6.180       8,453,726.000
     5/23/2008                     100           $ 6.185       8,453,826.000
     5/23/2008                     300           $ 6.190       8,454,126.000
     5/23/2008                     100           $ 6.195       8,454,226.000
     5/23/2008                   1,900           $ 6.200       8,456,126.000
     5/23/2008                   2,400           $ 6.210       8,458,526.000
     5/23/2008                   4,000           $ 6.220       8,462,526.000
     5/23/2008                   3,800           $ 6.230       8,466,326.000
     5/23/2008                     400           $ 6.235       8,466,726.000
     5/23/2008                   6,200           $ 6.240       8,472,926.000

o Sherborne Management, as the investment manager to the Funds that only receives an asset-based fee, beneficially owns 0 Shares.

o Sherborne Management GP, as the general partner of Sherborne Management, beneficially owns 0 Shares.

---------
(1) Each of the Reporting Persons disclaims beneficial ownership of these securities except to the extent of the Reporting Person's pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership for purposes of Section 16 or for any other purpose.



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Sherborne Investors LP  /s/ Craig L. McKibben, attorney-in-fact   May 27, 2008
                        ---------------------------------------  ---------------
                        **Signature of Reporting Person               Date


Sherborne Investors     /s/ Craig L. McKibben, attorney-in-fact   May 27, 2008
Management LP           ---------------------------------------  ---------------
                        **Signature of Reporting Person               Date


Sherborne Investors     /s/ Craig L. McKibben, attorney-in-fact   May 27, 2008
Management GP, LLC      ---------------------------------------  ---------------
                        **Signature of Reporting Person               Date


Sherborne Strategic     /s/ Craig L. McKibben, attorney-in-fact   May 27, 2008
Fund A, LLC             ---------------------------------------  ---------------
                        **Signature of Reporting Person               Date


Sherborne Strategic     /s/ Craig L. McKibben, attorney-in-fact    May 27, 2008
Fund B, LLC             ---------------------------------------   --------------
                        **Signature of Reporting Person               Date


Nottingham Investors    /s/ Craig L. McKibben, attorney-in-fact    May 27, 2008
LLC                     ---------------------------------------   --------------
                        **Signature of Reporting Person               Date


Edward J. Bramson       /s/ Craig L. McKibben, attorney-in-fact    May 27, 2008
                        ---------------------------------------   --------------
                        **Signature of Reporting Person               Date


** Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).